UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2024

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information included in Item 4.02 of this Form 8-K regarding the completed fiscal periods noted below is incorporated by reference in this Item 2.02 to the extent applicable.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2024, Spire Global, Inc. (the “Company”) received written notice from the New York Stock Exchange (the “NYSE”) that the Company is not in compliance with the NYSE’s continued listing standards as set forth in Section 802.01E of the NYSE Listed Company Manual due to the Company’s failure to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 (the “Q2 2024 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) prior to August 19, 2024, the end of the extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

Under the NYSE’s rules, the Company can regain compliance with this NYSE listing standard by filing the Q2 2024 Form 10-Q with the SEC before February 19, 2025. In accordance with the NYSE notice, the Company has contacted the NYSE to discuss the status of its Q2 2024 Form 10-Q filing. Additional information regarding the status of the Company’s Q2 2024 Form 10-Q filing is provided below under Item 4.02.

On August 27, 2024, the Company issued a press release with respect to the receipt of the notice of noncompliance from the NYSE.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed in the Company’s Form 12b-25 filed with the SEC on August 14, 2024, the Company has been reviewing its accounting practices and procedures with respect to revenue recognition related to certain contracts in its “Space as a Service” business (the “Contracts”) under applicable accounting standards and guidance. The Company has retained technical accounting experts to help examine and make recommendations regarding the potential existence of embedded leases of identifiable assets in the Contracts and the recognition of revenue and related costs for pre-space mission activities under such Contracts.

The Company is reviewing the potential existence of embedded leases of identifiable assets in the Contracts at this time. Separately from this ongoing review, the Company has determined that its accounting for these Contracts, including primarily revenue and cost recognition timing for pre-space mission activities, was incorrect and that certain previously issued financial statements need to be restated to remove certain previously recorded pre-space mission activity revenue from the period in which pre-space mission activities were performed under the Contracts, and instead, record that revenue over the period in which data is delivered. As a result of this determination and the ongoing review of the item disclosed above, the preparation of the Company’s condensed consolidated financial statements as of June 30, 2024 and for the three and six months ended June 30, 2024, will require additional time to complete.

In connection with this evaluation, on August 23, 2024, the audit committee of the board of directors of the Company, after discussion with the Company’s management and with PricewaterhouseCoopers LLP (“PwC”), concluded that the following should no longer be relied upon: (a) the Company’s previously issued unaudited condensed consolidated financial statements as of and for (i) the quarters and nine months ended September 30, 2023 and 2022, (ii) the quarters and six months ended June 30, 2023 and 2022, and (iii) the quarters ended March 31, 2024, 2023 and 2022, and (b) the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2023 and 2022 (collectively, the “Affected Periods”), filed with the SEC in the respective Quarterly Reports on Form 10-Q for such quarterly periods (the “Form 10-Qs”) and in the Annual Reports on Form 10-K (the “Form 10-Ks”) for such years and included in any reports, related earnings releases, investor presentations or similar communications of the Company’s financial results. Based on its review of the Affected Periods to date, the Company plans to restate its consolidated financial statements for the Affected Periods and include them in one or more amended periodic reports (the “Amended Filings”) to be filed with the SEC. The Company is working to complete its review and such restatements as soon as practicable and currently expects to be able to file the Amended Filings and the Q2 2024 Form 10-Q within the six-month period provided by the NYSE.

In addition, the Company’s management is in the process of evaluating whether the matter discussed above will result in the identification of additional material weaknesses in the Company’s internal control over financial reporting. Management’s conclusions regarding the impacts of the matter discussed above on the Company’s internal control over financial reporting will be included in the Amended Filings.

While the Company’s review is ongoing, at the time of filing this Current Report on Form 8-K, the type of Contracts that the Company has identified for re-evaluation and restatement resulted in recognized revenue currently estimated to be $10 to $15 million on an annual basis. Depending on the results of the review, additional financial measures such as gross profit could also be impacted. However, the Company believes that the restatement of its revenue recognition for these Contracts will not impact the Company’s overall cash flows for any period.

The audit committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K with PwC.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements contained in this report include, but are not limited to, statements about the preparation of the Company’s condensed consolidated financial statements as of June 30, 2024 and for the three and six months ended June 30, 2024; the annual and interim periods affected by the matters discussed above and subject to restatement; the assessment of the Company’s internal control over financial reporting; the cause of the delay in preparing and filing the Q2 2024 Form 10-Q; the timing of filing the Amended Filings and the Q2 2024 Form 10-Q; and the potential scope and impact of the issues discussed above, which are estimates as of the date hereof.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this report. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this filing, any further delay in the filing of required periodic reports, the timing and results of the Company's review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues and adverse effects on the Company related to the disclosures made in this report. For other risk factors affecting the Company, see “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this report. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this report relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date:	August 27, 2024	By:	/s/ Peter Platzer
		Name: Title:	Peter Platzer Chief Executive Officer